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                                                              EXHIBIT 23



                       CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference into Post-Effective Amendment on Form S-3 to the Registration Statement of Form SB-2 (Commission File No. 33-88796) of Cedar Group, Inc. (the "Company"), of our report dated December 20, 1995 on the financial statements of the Company as of and for the fiscal years ended September 30, 1995 and September 30, 1994.




                                             /s/ ERNST & YOUNG
                                             ------------------
February 15, 1995                                Ernst & Young